UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2021 (May 19, 2021)

RBB BANCORP
(Exact name of Registrant as Specified in Its Charter)

California	001-38149	27-2776416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1055 Wilshire Blvd., 12th floor, Los Angeles, California		90017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (213) 627-9888

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	RBB	NASDAQ Global Select Market

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 19, 2020, RBB Bancorp (the “Company”) held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”).

At the Annual Meeting, the shareholders of the Company:

●
elected Peter M. Chang, Wendell Chen, Christina Kao, James Kao, Chie-Min (Christopher) Koo, Alfonso Lau, Christopher Lin, Ko-Yen Lin, Paul Lin, Feng (Richard) Lin, Yee Phong (Alan) Thian, Catherine Thian, and Raymond Yu to the board of directors of the Company (the “Board”);

●	approved, on a non-binding, advisory basis, the compensation of the Company's named executive officers; and
●	ratified the appointment of Eide Bailly, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

On March 22, 2021, the record date for the Annual Meeting, there were 19,528,248 shares of Company common stock issued, outstanding and entitled to vote. Shareholders holding 13,335,840 shares of Company common stock participated in the Annual Meeting, by webcast, telephonically or by proxy. The results of the matters voted upon at the 2021 Annual Meeting were as follows:

Proposal 1: All nominees were elected to the Board with the following vote counts:

	FOR	WITHHELD	BROKER NON-VOTES
Peter M. Chang	8,830,357	4,479,031	25,816
Wendell Chen	13,147,575	161,813	25,816
Christina Kao	13,182,650	126,738	25,816
James Kao	9,715,652	3,611,736	25,816
Chie-Min (Christopher) Koo	9,697,397	3,611,991	25,816
Alfonso Lau	13,182,894	126,494	25,816
Christopher Lin	9,695,713	3,631,675	25,816
Ko-Yen Lin	13,167,161	142,227	25,816
Paul Lin	13,172,045	137,343	25,816
Feng (Richard) Lin	13,156,312	153,076	25,816
Yee Phong (Alan) Thian	13,152,517	156,871	25,816
Catherine Thian	13,167,405	141,983	25,816
Raymond Yu	13,182,894	126,494	25,816

Proposal 2: The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis, having received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,242,512	5,063,464	3,412	25,816

Proposal 3: The appointment of Eide Bailly, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified, having received the following votes:

FOR	AGAINST	ABSTAIN
13,334,452	602	150

Item 7.01 Regulation FD Disclosure.

On May 21, 2021 RBB Bancorp made available on its website an annual meeting presentation regarding the Company’s first quarter of 2020 financial results (Exhibit 99.1), which was made in person by David Morris, Chief Financial Officer, during the Company’s annual meeting on May 19, 2021.

The presentation, a copy of which is furnished herewith as Exhibit 99.1, is incorporated herein by reference. The investor presentation replaces and supersedes investor presentation materials furnished as an exhibit to the Company’s Current Reports on Form 8-K. The information contained in this Item 7.01, and Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

99.1	Annual meeting presentation regarding RBB first quarter 2021 financial results
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2021	RBB BANCORP

	By:	/s/ David Morris
	Name:	David Morris
	Title:	Executive Vice President
and Chief Financial Officer